UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2022

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 18, 2022, SmileDirectClub, Inc. (the “Company”) received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s Class A common stock (“Common Stock”), for the last 30 consecutive business days, the Common Stock was below the $1.00 minimum bid price requirement for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). As a result, the Company was notified by Nasdaq that it is not in compliance with the Minimum Bid Price Requirement (the “Minimum Bid Price Notice”).

The Minimum Bid Price Notice has no immediate effect on the continued listing status of the Company’s Common Stock on The Nasdaq Global Select Market, and, therefore, the Company’s listing remains fully effective.

Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until May 17, 2023, to regain compliance with the Minimum Bid Price Requirement. If at any time before May 17, 2023, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation stating that the Company has achieved compliance with the Minimum Bid Price Requirement.

If the Company’s Common Stock does not regain compliance with the Minimum Bid Price Requirement during this initial 180-day grace period, the Company may be eligible for an additional grace period of 180 calendar days provided that (i) the Company satisfies Nasdaq’s continued listing requirement for market value of publicly held shares and all other initial listing standards, other than the Minimum Bid Price Requirement; and (ii) the Company provides written notice to Nasdaq of its intention to cure the delinquency during the second grace period.

The Company intends to resolve the situation and consider available options to regain compliance with the Minimum Bid Price Requirement and continue listing on The Nasdaq Global Select Market.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases.

Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond our control. Among the factors that could cause our financial performance to differ materially from that suggested by the forward-looking statements are: our ability to effectively manage our core growth initiatives; our ability to effectively execute our business strategies, implement new initiatives, and improve efficiency; our sales and marketing efforts; our manufacturing capacity and performance and our ability to reduce the per unit production cost of our clear aligners; our ability to obtain and maintain regulatory approvals for any new or, enhanced or existing products; our estimates regarding revenues, expenses, capital requirements, and needs for additional financing; our ability to effectively market and sell, consumer acceptance of, and competition for our clear aligners in new markets; our relationships with retail partners and insurance carrier providers; our research, development, commercialization, and other activities and projected expenditures; changes or errors in the methodologies, models, assumptions, and estimates we use to prepare our financial statements, make business decisions, and manage risks; our current business model is dependent, in part, on current laws and regulations governing remote healthcare and the practice of dentistry, and changes in those laws, regulations, or interpretations that are inconsistent with our current business model could have a material adverse effect on our business; our relationships with our freight carriers, suppliers, and other vendors; our ability to maintain the security of our operating systems and infrastructure (e.g., against cyberattacks); the adequacy of our risk management framework; our cash needs, including with respect to our debt services requirements, and ability to raise additional capital, if needed; our ability to remain in compliance with our debt covenants; our intellectual property position; our exposure to claims and legal proceedings; our ability to manage the COVID-19 pandemic, including the protracted duration of COVID-19 and the potential resurgence of COVID-19 infections, through voluntary and regulatory containment measures and the related impacts on our business; our ability to gauge the impact of COVID-19 and related potential disruptions to the operations of our suppliers, freight carriers and retail partners, including social and economic constraints, tariffs and trade barriers, facilities closures, labor instability, and capacity reduction; our ability to manage macroeconomic pressures and increasing inflation on our core customer; and other factors and assumptions described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2021.

New risks and uncertainties arise over time, and it is not possible for us to predict all such factors or how they may affect us. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

Item 8.01. Other Events.

Our Class A common stock could be delisted from Nasdaq, which would seriously harm the liquidity of our Class A common stock.

Nasdaq requires listing issuers to comply with certain standards in order to remain listed on its exchange. If, for any reason, Nasdaq should delist our Class A common stock from trading on its exchange and we are unable to obtain listing on another reputable national securities exchange, a reduction in some or all of the following may occur, each of which could materially adversely affect our stockholders:

•the liquidity and marketability of our Class A common stock;
•the market price of our Class A common stock;
•our ability to obtain financing for the continuation of our operations;
•the number of institutional and general investors that will consider investing in our Class A common stock;
•the number of market makers in our Class A common stock;
•the availability of information concerning the trading prices and volume of our Class A common stock; and
•the number of broker-dealers willing to execute trades in shares of our Class A common stock.

Our Class A common stock is currently trading below $1.00 per share and has been for the last 30 consecutive business days. As such, on November 18, 2022, we received notice from Nasdaq indicating that we are no longer in compliance with the Nasdaq Listing Rules minimum bid requirement (the “Minimum Bid Requirement”). If we fail to regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our Class A common stock will be subject to delisting. We would then be entitled to appeal Nasdaq’s determination, but there can be no assurance that Nasdaq would grant our request for continued listing. We intend to monitor the closing bid price of our Class A common stock and consider our options to comply with the Minimum Bid Requirement.

In addition, if we fail to regain compliance to be eligible to trade on Nasdaq, we may have to pursue trading on a less recognized or accepted market, such as the over the counter markets, our stock may be traded as a “penny stock” which would make transactions in our stock more difficult and cumbersome, and we may be unable to access capital on favorable terms or at all, as companies trading on alternative markets may be viewed as less attractive investments with higher associated risks, such that existing or prospective institutional investors may be less interested in, or prohibited from, investing in our common stock. This may also cause the market price of our Class A common stock to further decline.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

Date: November 23, 2022	By: /s/ Troy Crawford
Troy Crawford
Chief Financial Officer